                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                             1,626,319.09
Available Funds:
    Contract Payments due and received in this period                                                          5,989,257.84
    Contract Payments due in prior period(s) and received in this period                                         466,400.47
    Contract Payments received in this period for next period                                                    503,606.90
    Sales, Use and Property Tax, Maintenance, Late Charges                                                       210,468.09
    Prepayment Amounts related to early termination in this period                                               223,513.67
    Servicer Advance                                                                                             969,746.46
    Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
    Transfer from Reserve Accounts                                                                                 7,030.25
    Interest earned on Collection Account                                                                            127.40
    Interest earned on Affiliated Account                                                                             57.76
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01
      (Substituted contract < Predecessor contract)                                                                    0.00
    Due from Bank of America Derivative Settlement                                                                     0.00
    Any other amounts                                                                                            238,859.30

                                                                                                              -------------
Total Available Funds                                                                                         10,235,387.23
Less: Amounts to be Retained in Collection Account                                                             1,537,360.84
                                                                                                              -------------
AMOUNT TO BE DISTRIBUTED                                                                                       8,698,026.39
                                                                                                              =============

DISTRIBUTION OF FUNDS:

    1.   To Trustee - Fees                                                                                             0.00
    2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              466,400.47
    3.   To Bank of America Derivative Settlement                                                                240,540.21
    4.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
            a) Class A1 Principal and Interest                                                                 5,464,347.98
            a) Class A2a Principal (distributed after A1 Note matures) and Interest                               31,694.45
            a) Class A2b Principal (distributed after A1 Note matures) and Interest                               38,111.11
            a) Class A3a Principal (distributed after A2 Note matures) and Interest                              299,021.33
            a) Class A3b Principal (distributed after A2 Note matures) and Interest                              240,800.00
            b) Class B Principal and Interest                                                                    111,084.97
            c) Class C Principal and Interest                                                                    229,992.83
            d) Class D Principal and Interest                                                                    148,275.76
            e) Class E Principal and Interest                                                                    219,021.31
    5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
    6.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       702,045.62
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                            0.00
            c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              7,030.25
    7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              210,653.25
    8.   To Servicer, Servicing Fee and other Servicing Compensations                                            289,006.85
                                                                                                              -------------
TOTAL FUNDS DISTRIBUTED                                                                                        8,698,026.39
                                                                                                              =============

                                                                                                              -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     1,537,360.84
                                                                                                              =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                            $11,560,273.87
  - Add Investment Earnings                                                                                        7,030.25
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
  - Less Distribution to Certificate Account                                                                       7,030.25
                                                                                                             --------------
End of period balance                                                                                        $11,560,273.87
                                                                                                             ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $11,560,273.87
                                                                                                             ==============

                       DVI RECEIVABLS XVIII L.L.C. 2002-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Pool A                                333,757,747.00
              Pool B                                 73,162,253.00
                                                    --------------
                                                                       406,920,000.00
Class A Overdue Interest, if any                              0.00
Class A Monthly Interest - Pool A                       574,138.53
Class A Monthly Interest - Pool B                       125,855.56

Class A Overdue Principal, if any                             0.00
Class A Monthly Principal - Pool A                    3,116,122.28
Class A Monthly Principal - Pool B                    2,257,858.50
                                                    --------------
                                                                         5,373,980.78
Ending Principal Balance of the Class A Notes
              Pool A                                330,641,624.72
              Pool B                                 70,904,394.50
                                                                       --------------
                                                                       401,546,019.22
                                                                       ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $406,920,000      Original Face $406,920,000     Balance Factor
  $        1.720225                $        13.206480            98.679352%
-------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
              Class A1                               71,720,000.00
              Class A2a                              25,000,000.00
              Class A2b                              25,000,000.00
              Class A3a                             199,200,000.00
              Class A3b                              86,000,000.00
                                                    --------------
Class A Monthly Interest                                               406,920,000.00
              Class A1 (Actual Number Days/360)          90,367.20
              Class A2a (Actual Number Days/360)         31,694.45
              Class A2b                                  38,111.11
              Class A3a (Actual Number Days/360)        299,021.33
              Class A3b                                 240,800.00
                                                    --------------
Class A Monthly Principal
              Class A1                                5,373,980.78
              Class A2a                                       0.00
              Class A2b                                       0.00
              Class A3a                                       0.00
              Class A3b                                       0.00
                                                    --------------
                                                                       5,373,980.78
Ending Principal Balance of the Class A Notes
              Class A1                               66,346,019.22
              Class A2a                              25,000,000.00
              Class A2b                              25,000,000.00
              Class A3a                             199,200,000.00
              Class A3b                              86,000,000.00
                                                                       --------------
                                                                       401,546,019.22
                                                                       ==============

Class A1

-------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $71,720,000       Original Face $71,720,000      Balance Factor
  $         1.260000              $         74.930016             92.506998%
-------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
               Pool A                                       5,692,221.48
               Pool B                                       1,247,778.52
                                                            ------------
                                                                                 6,940,000.00
Class B Overdue Interest, if any                                    0.00
Class B Monthly Interest - Pool A                              15,938.22
Class B Monthly Interest - Pool B                               3,493.78
Class B Overdue Principal, if any                                   0.00
Class B Monthly Principal - Pool A                             53,145.31
Class B Monthly Principal - Pool B                             38,507.66
                                                             -----------
                                                                                    91,652.97
Ending Principal Balance of the Class B Notes
               Pool A                                       5,639,076.17
               Pool B                                       1,209,270.86
                                                            ------------
                                                                                 ------------
                                                                                 6,848,347.03
                                                                                 ============

----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $6,940,000     Original Face $6,940,000       Balance Factor
  $         2.800000           $          13.206480           98.679352%
----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
               Pool A                                        11,376,240.91
               Pool B                                         2,493,759.09
                                                             -------------
                                                                                 13,870,000.00

Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                38,401.13
Class C Monthly Interest - Pool B                                 8,417.82
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                              106,214.04
Class C Monthly Principal - Pool B                               76,959.84
                                                             -------------
                                                                                    183,173.88
Ending Principal Balance of the Class C Notes
               Pool A                                        11,270,026.87
               Pool B                                         2,416,799.25
                                                             -------------
                                                                                 -------------
                                                                                 13,686,826.12
                                                                                 =============

----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $13,870,000    Original Face $13,870,000      Balance Factor
   $        3.375555            $         13.206480           98.679352%
----------------------------------------------------------------------------

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
               Pool A                                         7,586,894.62
               Pool B                                         1,663,105.38
                                                              ------------
                                                                                     9,250,000.00

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A (Actual Number Days/360)       21,420.33
Class D Monthly Interest - Pool B (Actual Number Days/360)        4,695.50
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               70,834.88
Class D Monthly Principal - Pool B                               51,325.05
                                                              ------------
                                                                                       122,159.93
Ending Principal Balance of the Class D Notes
               Pool A                                         7,516,059.74
               Pool B                                         1,611,780.33
                                                              ------------
                                                                                     ------------
                                                                                     9,127,840.07
                                                                                     ============

----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $9,250,000      Original Face $9,250,000      Balance Factor
  $          2.823333           $         13.206479           98.679352%
----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
               Pool A                                         9,481,567.77
               Pool B                                         2,078,432.23
                                                              ------------
                                                                                     11,560,000.00

Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A (Actual Number Days/360)       54,424.20
Class E Monthly Interest - Pool B (Actual Number Days/360)       11,930.20
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               88,524.46
Class E Monthly Principal - Pool B                               64,142.45
                                                              ------------
                                                                                        152,666.91
Ending Principal Balance of the Class E Notes
               Pool A                                         9,393,043.31
               Pool B                                         2,014,289.78
                                                              ------------
                                                                                     -------------
                                                                                     11,407,333.09
                                                                                     =============

----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $11,560,000     Original Face $11,560,000     Balance Factor
  $        5.740000             $          13.206480          98.679352%
----------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                          Pool A                                      11,377,024.07
                          Pool B                                       2,493,930.77
                                                                      -------------
                                                                                              13,870,954.84

Residual Interest - Pool A                                               671,243.92
Residual Interest - Pool B                                                30,801.70
Residual Principal - Pool A                                                    0.00
Residual Principal - Pool B                                                    0.00
                                                                      -------------
                                                                                                       0.00
Ending Residual Principal Balance
                          Pool A                                      11,377,024.07
                          Pool B                                       2,493,930.77
                                                                      -------------
                                                                                              -------------
                                                                                              13,870,954.84
                                                                                              =============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                 289,006.85
- Servicer Advances reimbursement                                                                466,400.47
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                210,653.25
                                                                                                 ----------
Total amounts due to Servicer                                                                    966,060.57
                                                                                                 ==========

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                      379,271,695.85

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                         0.00

Decline in Aggregate Discounted Contract Balance                                                                     3,434,840.96

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                   --------------
   ending of the related Collection Period                                                                         375,836,854.89
                                                                                                                   ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                          3,274,729.48

    - Principal portion of Prepayment Amounts                                                 160,111.48

                                                                                            ------------
                  Total Decline in Aggregate Discounted Contract Balance                    3,434,840.96
                                                                                            ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                   83,139,258.99

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                     0.00

Decline in Aggregate Discounted Contract Balance                                                                 2,488,793.51

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
    ending of the related Collection Period                                                                     80,650,465.48
                                                                                                               ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                      2,426,207.88

    - Principal portion of Prepayment Amounts                                              62,585.63

                                                                                        ------------
                  Total Decline in Aggregate Discounted Contract Balance                2,488,793.51
                                                                                        ============

                                                                                                               --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                              456,487,320.37
                                                                                                               ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                             Predecessor
                                                             Discounted             Predecessor              Discounted
Lease #               Lessee Name                          Present Value              Lease #               Present Value
------------------------------------------------------     ---------------        ---------------        ------------------
                      NONE
                                                           ---------------                               -----------------
                                                  Totals:       $0.00                                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                          $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                        $0.00
b) Total discounted Contract Balance of Substitute Receivables                         $0.00
c) If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES     NO   X

         POOL B

                                                                                                           Predecessor
                                                            Discounted             Predecessor              Discounted
Lease #               Lessee Name                          Present Value             Lease #               Present Value
------------------------------------------------------     ---------------        ---------------        ------------------
                      NONE
                                                           ---------------                               ------------------
                                                  Totals:       $0.00                                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                          $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

         POOL A - NON-PERFORMING

                                                                                                           Predecessor
                                                             Discounted            Predecessor              Discounted
 Lease #               Lessee Name                          Present Value            Lease #               Present Value
------------------------------------------------------     ---------------        ---------------        ----------------
                         NONE                                                                             $          0.00
                                                           ---------------                               ----------------
                                                  Totals:      $0.00                                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL
    NONP-PERFORMING CONTRACTS                                                                                        0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                         $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                            Predecessor
                                                             Discounted             Predecessor             Discounted
Lease #               Lessee Name                           Present Value             Lease #              Present Value
------------------------------------------------------     ---------------        ---------------         ---------------
                          NONE
                                                           ---------------                                 --------------
                                                  Totals:            $0.00                                 $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
    SUBSTITUTED                                                                                            $         0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                          $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER DECLINED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                           $0.00
c) If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

XV. POOL PERFORMANCE MEASUREMENTS

1.              AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
This Month                                         79,738.17            This Month                            456,487,320.37
1 Month Prior                                           0.00            1 Month Prior                         462,410,954.84
2 Months Prior                                          0.00            2 Months Prior                                  0.00

Total                                              79,738.17            Total                                 918,898,275.21

a) 3 MONTH AVERAGE                                 26,579.39            b) 3 MONTH AVERAGE                    306,299,425.07

c) a/b                                                  0.01%

2.   Does a Delinquency Condition Exist (1c > 6% )?              Yes      No   X

3.   Restricting Event Check

     A. A Delinquency Condition exists
         for current period?                                     Yes      No   X

     B. An Indenture Event of Default has occurred
        and is then continuing?                                  Yes      No   X

4.   Has a Servicer Event of Default occurred?                   Yes      No   X

5.   Amortization Event Check

     A. Is 1c  >  8% ?                                           Yes      No   X

     B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or
          obligation not remedied within 90 days?                Yes      No   X

     C. As of any Determination date, the sum of all
         defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?            Yes      No   X


6.   Aggregate Discounted Contract Balance at
      Closing Date                                    Balance   $ 454,734,535.69

DELINQUENT LEASE SUMMARY

Days Past Due            Current Pool Balance     # Leases
------------             --------------------     --------
     31 - 60                    7,565,823.90            43
     61 - 90                    2,554,800.72            18
    91 - 180                       79,738.17             1